Exhibit 32.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Source Financial, Inc. on Form 10-K for the year ended January 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward DeFeudis, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2013

By:	/s/ Edward DeFeudis
	Name:	Edward DeFeudis
	Title:	President, Chief Executive Officer, and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)